Goldman Sachs – Power, Utilities, Pipeline and MLP Conference

NEW YORK CITY – AUGUST 11, 2015

PSEG

We make things work for you.

We have the energy to make things better … for you, for our investors and for our stakeholders. EXHIBIT 99

Forward-Looking Statement
Certain
of
the
matters
discussed
in
this
report
about
our
and
our
subsidiaries'
future
performance,
including,
without
limitation,
future
revenues,
earnings,
strategies,
prospects,
consequences
and
all
other
statements
that
are
not
purely
historical
constitute
“forward-looking
statements”
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Such
forward-looking
statements
are
subject
to
risks
and
uncertainties,
which
could
cause
actual
results
to
differ
materially
from
those
anticipated.
Such
statements
are
based
on
management's
beliefs
as
well
as
assumptions
made
by
and
information
currently
available
to
management.
When
used
herein,
the
words
“anticipate,”
“intend,”
“estimate,”
“believe,”
“expect,”
“plan,”
“should,”
“hypothetical,”
“potential,”
“forecast,”
“project,”
variations
of
such
words
and
similar
expressions
are
intended
to
identify
forward-looking
statements.
Factors
that
may
cause
actual
results
to
differ
are
often
presented
with
the
forward-looking
statements
themselves.
Other
factors
that
could
cause
actual
results
to
differ
materially
from
those
contemplated
in
any
forward-looking
statements
made
by
us
herein
are
discussed
in
filings
we
make
with
the
United
States
Securities
and
Exchange
Commission
(SEC),
including
our
Annual
Report
on
Form
10-K
and
subsequent
reports
on
Form
10-Q
and
Form
8-K
and
available
on
our
website:
http://www.pseg.com.
These
factors
include,
but
are
not
limited
to:
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
adverse
outcomes
of
any
legal,
regulatory
or
other
proceeding,
settlement,
investigation
or
claim
applicable
to
us
and/or
the
energy
industry,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as for transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The
forward-looking
statements
contained
in
this
report
are
intended
to
qualify
for
the
safe
harbor
provisions
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities Exchange Act of 1934, as amended.

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings and Adjusted Earnings Before Interest, Taxes, Depreciation and
Amortization (EBITDA) in addition to its Income from Continuing Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings and Adjusted EBITDA are non-GAAP financial measures that differ from Income from
Continuing Operations/Net Income. Operating Earnings exclude gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.
PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.
PSEG is presenting Adjusted EBITDA because it provides investors with additional information to compare our business performance to other companies and understand performance trends. Adjusted EBITDA excludes the same items as our Operating Earnings measure as well as income tax expense, interest expense, depreciation and amortization and major maintenance expense costs at Power’s fossil generation facilities.
This information is not
intended to be viewed as an alternative to GAAP information. The last three slides in this presentation (Slides A, B and C) include a list of items excluded from Income from Continuing
Operations/Net Income to reconcile to Operating Earnings and Adjusted EBITDA with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG OVERVIEW EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Caroline Dorsa PRESIDENT AND CHIEF OPERATING OFFICER Ralph LaRossa VICE PRESIDENT INVESTOR RELATIONS Kathleen Lally

Operational Excellence: Maintaining
reliability and improving performance as we
control costs in low price environment
Financial
Strength:
Strong
financial
position
supports investment program and dividend
growth
Disciplined Investment:
•
Transformed business mix
•
Robust pipeline of opportunities
Results
•
Project 3
rd
year of EPS growth
•
Increased rate of dividend growth
•
Best in class utility growth rate
•
Stable business mix with upside
potential from power markets
PSEG’s Strategy
Investment program delivering results
DISCIPLINED
INVESTMENT
FINANCIAL
STRENGTH
OPERATIONAL
EXCELLENCE
ENGAGED
WORKFORCE

Two complementary businesses
A stable platform, each with growth opportunities
Strategy:
Diverse (fuel and dispatch) fleet
geographically and environmentally well
positioned, with investments to enhance
competitiveness
Value Proposition:  Provides substantial
free cash flow in current environment and
upside from market rule improvements
Assets $12B
Operating Earnings $642M
Regional Competitive Generation
Strategy:  Investments aligned with public
policy and customer needs
Value
Proposition:
An
$11
billion
infrastructure program –
focused on
transmission –
produces double-digit rate
base growth through 2019
Assets  $22B
Operating Earnings
$725M
Electric
& Gas Delivery
and Transmission
2014
2014
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2014.
PSE&G AND POWER DO NOT ADD TO TOTAL DUE TO PARENT AND PSEG LONG ISLAND ACTIVITY.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE
TO OPERATING EARNINGS.

Delivering on commitments and realizing growth
Operational
Excellence
•
PSE&G:  Mid-Atlantic Reliability Award (13
th
consecutive year), top ranked
among
eastern electric and gas utilities in
business
customer satisfaction
•
PSEG Power:  Record output
from combined cycle units
•
PSEG Long Island:
Demonstrated management and integration capability
through a successful transition in first year
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Earnings
performance exceeded guidance in 2014
•
Cash flows and business mix
support strong credit ratings and ability to fully
fund robust investment pipeline without issuing new equity
•
Increased rate of
dividend growth in 2015
Disciplined
Investment
•
PSE&G
Transmission capital program execution and growth
Energy Strong infrastructure program
underway
Energy efficiency program extension
Further growth planned –
Gas System Modernization Program
•
Power:  Unit uprates, PennEast Pipeline, Solar Source and Keys CCGT

Energy Strong and Infrastructure Programs $0.9
Solar and EE $1.0
Distribution $2.4
Transmission $5.5
Maintenance $0.9
Environmental $0.7
Growth $1.1
Other $0.1

Solar and EE $0.3
Energy Strong** $0.8
Distribution $3.0
Transmission $6.8
Maintenance $1.1
Environmental $0.3
Growth**** $1.5
Other $0.2

PSEG

Robust pipeline of investment opportunities
supports growth objectives
2015E -
2019E*: $14.0 Billion
2010 –
2014: $12.6 Billion
Power Total***
$2.7B
PSE&G Total
$9.8B
PSE&G Total
$10.9B
PSEG Capital Spending
Power Total***
$2.9B
2015E–2019E:
•
$1.6B
of
capital
for
Gas
System
Modernization
Program
would
be
incremental
*INCLUDES ALL PLANNED SPENDING. **ENERGY STRONG EXCLUDES RISK AND CONTINGENCY. ***POWER CAPITAL SPENDING EXCLUDES
NUCLEAR FUEL.  ****INCLUDES PENNEAST
PIPELINE EQUITY INVESTMENT OF $0.1B.  E=ESTIMATE.  DATA AS OF AUGUST 4, 2015

Balance sheet strength supports capital
allocation
Timeframe
Actions taken
2010 –
2014:
Transformed
business mix
•
Applied $16 billion towards investments and dividends
•
Improved credit ratings
•
Monetized Energy Holdings’ portfolio
•
Strong balance sheet sustained during period of low power
prices, while increasing the dividend
2015 –
Forward:
Strong financial
position supports
continued growth
•
Increased rate of dividend growth in 2015
•
$14 billion investment program through 2019
•
Gas System
Modernization Program would increase capital
program by up to
$1.6
billion
•
Financial
capability supports further expansion of the
current capital plan

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Rate Base
($ in Millions)
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$/Share
2009
2010
2011
2012
2013
2014
Distribution Rate Base
Transmission Rate Base
PSE&G Operating EPS

PSEG

PSE&G’s investment program
Meeting public policy goals and customer needs
PSE&G Rate Base and Operating Earnings*
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.
2009-2014
Operating
EPS
CAGR:  18%

Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s
diverse
fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF UPDATED EARNINGS GUIDANCE.
**
**

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
2012
2013
2014
2015E
Electric Supply
Electric Distribution
Other Charges

$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2008
2009
2010
2011
2012
2013
2014
2015E
Gas Supply
Gas Distribution
Other Charges

PSEG

Containing customer bills while investing
in the system
•
PSE&G customers’ combined electric and gas bills declined 23% over the period.
•
Low gas prices drove rate decreases; in addition, gas customers received bill credits of ~$400 in total from 2012 through 2014.
Gas
Electric
PSE&G Typical Residential Customer Bills*
*FOR ALL YEARS THE BILLING ASSUMES 7,200 KWH FOR ELECTRIC AND 1,010 THERMS FOR GAS ANNUALLY. E = ESTIMATE

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ in Millions
2014
2015E
2016E
2017E
2018E
2019E
Transmission
Distribution
Energy Strong
EE / Renewables
Gas System Modernization Program

PSEG

PSE&G Planned and Potential Capital Projects
•
Planned capital spending
expected to drive double digit
rate base growth and high
single digit EPS growth
through 2017
•
Transmission expected to grow
to >50% of rate base in 2019
•
Seeking
to broaden
platform
to expand energy efficiency
and other
investments
PSE&G’s
robust capital investment pipeline
E = ESTIMATE

Economic
Drivers
Outlook
Combined
Cycle
Nuclear
Scrubbed
Coal
Peakers
Renewable
Energy
Margins
•
Low natural gas and
energy prices
•
Robust portfolio of gas
pipeline contracts
n/a
n/a
Capacity
Markets
•
Tightened
rules proposed
for capacity performance
n/a
Environmental
Regulations
•
Tighter air emissions
standards
Location
•
Assets in well-designed
markets, premium regions
•
Opportunities on
brownfield sites
n/a
PSEG
Power
Capacity
(GW)
Total 13 GW
3.2
3.6
2.4
3.7
0.1
Power’s fleet has the desired attributes to be
successful in today’s and tomorrow’s market
•
Largest
nuclear
site
in
the
eastern
U.S.
and
ownership
in
large,
fully
scrubbed
coal
facilities
at
Keystone
and
Conemaugh
provide
economies
of
scale
that
enhance
energy
margins
in
current
low
market,
and
provide
for
upside potential if prices improve.
•
Dual
fuel
peakers
meet
reliability
criteria
in
capacity
markets
and
provide
option
value
in
energy
market.
Opportunity exists to repower peakers that do not meet NJ HEDD environmental regulations.

Power –
Growing value by improving market rules
and developing investment opportunities
Value  Source
Opportunities and Actions Taken
Improving
rules
will better
recognize value
of our fleet
•
PJM’s Capacity market –
2014 limits on demand response and
August
2015 Capacity Performance auction
•
Demand response treatment at U.S. Courts / FERC
•
Energy price formation at FERC
•
Increasing air standards through
Federal and State regulations
Our footprint
provides growth
opportunities
•
Nuclear and Combined Cycle plant uprates underway
•
New
build Keys CCGT in SWMAAC (Maryland)
•
Brownfield expansions
at existing sites
New peakers built at New Haven and Kearny
sites
Continue to explore further opportunities
•
PennEast pipeline -
equity investment and gas portfolio enhancement
•
Solar Source owns ~148 MW*,
with significant project pipeline
•
Continue to
seek opportunities
to expand the fleet
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT), AC EQUIVALENT IS 115 MW.
SWMAAC = SOUTHWEST MID-ATLANTIC AREA COUNCIL  -
LOCATIONAL DELIVERABILITY AREA WITHIN PJM.

PSEG Annual Dividend
An increased dividend growth rate with potential for consistent and sustainable growth given our business mix and financial position
Payout Ratio
50%
58%
56%
54%
54%*
PSEG Annual Dividend Rate
2011-2014 CAGR:  2.6%
*2015E PAYOUT RATIO REFLECTS THE MIDPOINT OF UPDATED OPERATING EARNINGS GUIDANCE.  E=ESTIMATE

Focus areas over business plan horizon
PSE&G
•
Capital program execution –
Transmission, Energy Strong and additional programs
•
Operational excellence and cost control
•
Regulatory framework
•
Continue to develop incremental growth opportunities
PSEG Power
•
Operational excellence and cost control
•
Strong
performance
at
Nuclear
and
Fossil
to
maximize
fleet
value
in
dynamic
markets
•
Monitor
and
shape
market
rules
-
Capacity
markets
and
environmental
regulations
•
Develop
growth
opportunities
-
Keys
CCGT
in
SWMAAC*
PSEG Long Island
•
Continue
execution
–
Integration
and
achievement
of
performance
metrics
*SWMAAC
=
SOUTHWEST
MID-ATLANTIC
AREA
COUNCIL
-
LOCATIONAL
DELIVERABILITY
AREA
WITHIN
PJM.

PSEG’s Value Proposition
•
A stable platform with predictable earnings and a robust
investment pipeline
•
PSE&G -
Best in class utility performance and growth profile
•
PSEG Power -
Well-positioned fleet that generates substantial
free cash flow in this market environment with upside
for improvements in pricing
•
Strong balance sheet
-
Supports strong credit rating,
growth objectives and the potential for sustainable
dividend growth

PSE&G

PSE&G
strategy
Building a
sustainable
platform that
balances
reliability,
customer rates
and public
policy to ensure
growth at
reasonable
returns
DISCIPLINED
INVESTMENT
ENGAGED
WORKFORCE
FINANCIAL
STRENGTH
OPERATIONAL
EXCELLENCE

Electric Territory
Gas Territory
Transmission by Voltage
138KV
230KV
345KV
500KV

PSE&G is the largest electric and gas distribution and
transmission utility company in New Jersey
Electric
Gas
Customers
Growth (2010 –
2014)
2.2 Million
0.3%
1.8 Million
0.3%
2014 Electric Sales and Gas Sold and Transported
40,737 GWh
2,628M
Therms*
Projected Annual Load Growth (2015 –
2017)**
1.1%
0.5%
Projected Annual Load Growth
Transmission (2015 –
2017)
0.9%
Sales Mix
Residential
32%
60%
Commercial
58%
36%
Industrial
10%
4%
Transmission
Electric
Gas
Approved Rate of Return***
11.68% ROE
10.3% ROE
10.3% ROE
Renewables and Energy Efficiency
Approved
Programs
2009-2014
Total
Program
Plan
Solar Loan Capacity
83 MW
178.5 MW
Solar 4 All  Capacity
100 MW
125 MW
Energy Efficiency Annual Electric savings
206 GWh
214 GWh
Energy Efficiency Annual Gas savings
6.5 M Therms
7 M Therms
*      GAS FIRM ONLY SALES.
**    ESTIMATED ANNUAL GROWTH PER YEAR, ASSUMES NORMAL WEATHER.
***  SOME PROJECTS APPROVED FOR SPECIFIC ROE.

in

R1
Outstanding
Reliability
Performance
Public Service
Electric & Gas
Company
Mid-Atlantic Region
2014

We're #1 in the region!
PSEG

PSEG

22 Mid-Atlantic ReliabilityOne award winner for 13 years in a row

OPEN
J.D. POWER
PSE&G
J.D. POWER
PSE&G
PSE&G ranks highest in gas service business customer satisfaction in the east and highest in electric service business customer satisfaction among large utilities in the east, according to JD Power.

PSEG

23 PSE&G’s service and reliability is being recognized by customers

PSE&G has achieved annual growth in
operating earnings of ~18% over the past five years
with implementation of supportive rate mechanisms on our
expanded capital program and cost control
$0.63
$0.85
$1.03
$1.04
$1.21
$1.43
2009
2010
2011
2012
2013
2014
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
PSE&G’s Contribution to
PSEG Operating Earnings* Per Share

PSE&G
plans to invest $10.9B over the
next five years
Distribution
34%
Other
Transmission
32%
Major
Transmission
Incentive
Projects
24%
Solar/Energy
Efficiency
10%
2010-2014
$9.8B
PSE&G’s Capital Expenditures*
Distribution
35%
Other
Transmission
48%
Major
Transmission
Incentive
Projects
14%
Solar/Energy
Efficiency
3%
2015-2019E
$10.9B
*INCLUDES AFUDC.    E=ESTIMATE.

PSE&G’s existing major Transmission
projects are being completed on schedule and on budget
Major Transmission Investments
Project Roster
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland
12.93%
$790
Completed
Northeast Grid Reliability
11.93%
$907
June-Dec
2015
North Central Reliability
11.68%
$390
Completed
Burlington–Camden 230kV
11.68%
$399
Completed
Mickleton–Gloucester–Camden
230kV
11.68%
$435
Completed

A robust pipeline of Transmission
investments focus on reliability improvements and replacement of aging infrastructure
Major Transmission Investments
Project Roster
Approved
ROE
Program
Description
Estimate
Up To
($ Millions)
Expected
In-service
Date
Artificial Island –
Upgrade Project
11.68%
FERC 1000 project
$110-$130
2019
Bergen—Linden Corridor 345kV
11.68%
PJM baseline project
receiving CWIP in rate base
treatment
$1,200
June
2018
PJM Regional Transmission
Expansion
Plan
(RTEP)
–
multiple
projects
11.68%
PJM mandated system
reliability projects
$1,900
Various
69kV Upgrade –
multiple projects
11.68%
Upgrade of 26kV to 69kV
$1,500
Various
Transmission
Lifecycle
–
multiple
projects
11.68%
Replacement of aging
infrastructure
$1,100
Various
Transmission Hardening–
multiple projects
11.68%
Reliability projects focused
on system resiliency
$650
Various
*INCREMENTAL INVESTMENT IN HARDENING INCLUDED AS PART OF OTHER PROGRAMS.

Bergen-Linden Corridor is a project which will
provide a double-circuit 345kV line designed to maintain
system reliability
Project
Estimate
Up To
Through Year-end
2014
Expected
Completion Date
$1,200M
$40M
June 2018
•
PJM RTEP project b2436 and b2437 with phased
in-
service dates
•
30 miles of underground cable
•
New ~ 23 miles
•
Reconductor (Upgrade of 138 to 345) ~7 miles
•
13 miles of double circuit overhead conductor (replacing
double circuit 138 with double circuit 345)
•
11 station upgrades to 345kV
Customer Benefit: Addresses thermal and short-circuit
reliability
Project Status: Engineering, Licensing and Construction
Marion Substation Pile Installation

Major Transmission programs focus on
reliability and replacing aging infrastructure
•
PJM’s Regional Transmission Expansion Plan (RTEP) identifies system enhancements needed for reliability
•
69kV system upgrades improve system reliability and provide capacity for future growth
•
Transmission Lifecycle is an ongoing program to manage transmission asset life to maintain and improve system integrity and reliability
•
Transmission Hardening projects focus on increasing system resiliency

PSE&G has successfully worked with
regulators to develop multiple solutions for New Jersey’s
energy and economic development goals
•
Solar Loan I
–
2008
•
Solar Loan II
–
2009
•
Solar 4 All
–
2009
•
Solar Loan III
–
2013
•
Solar 4 All Ext
–
2013
RENEWABLES
creative solutions to install
solar generation
•
Carbon Abatement
–
2008
•
Demand Response
–
2009
•
Energy Efficiency (EE) –
2009
•
EE Extension
–
2011
•
EE Extension II
–
2015
ENERGY EFFICIENCY
assisting customers with
controlling energy usage
•
NJ Capital Infrastructure
Program 1 (CIP 1)
–
2009
•
NJ Capital Infrastructure
Program 2 (CIP 2)
–
2011
•
Energy Strong
–
2014
DISTRIBUTION
improving electric and gas
delivery infrastructure
To date we have
invested over $2B in
the above programs
Over $1B ahead in
Energy Strong, Energy
Efficiency Ext II
and
Solar programs
Gas System
Modernization Program
may increase potential
investment by ~$1.6B

PSE&G is successfully executing on
Energy Strong
with ~$150M deployed during the
latter half of 2014
Program
Approved
Spend thru 2014
Flood Mitigation
$620M
$19M
Electric Contingency Reconfiguration
$100M
$26M
Electric Advanced Technology
$100M
$10M
Gas Utilization Pressure Cast Iron (UPCI)
$350M
$94M
Gas Metering & Regulating (M&R)
$50M
$1M
TOTAL
$1,220M
$150M

Energy Strong will provide
increased reliability
and resiliency
•
Electric Flood Mitigation
•
Engineering and scheduling began on 16 of the 29 total planned substation projects
•
Electric Contingency Reconfiguration
•
Over 100 projects have been started and 15 projects have been completed to date, including installation of over 900 poles and 70 reclosers
•
Advanced Technology
•
A total of 60 relays replaced and 3 remote terminal units (RTU) installed
•
Gas Utilization Pressure Cast Iron (UPCI)
•
Installed ~110 miles of gas main and replaced ~5,300 services
•
Gas Metering & Regulating (M&R)
•
Design and engineering completed for all of the eight stations scheduled

Extension of PSE&G’s award winning
Energy Efficiency program
•
Energy Efficiency Extension II approved by the BPU in April 2015 will extend the investment and time frame for three previously approved programs already in the marketplace, allowing PSE&G to factor in lessons learned and balance policy issues
•
$95M of rate base investment approved at an ROE of 9.75%
•
Extends existing programs, two of which have sizable waiting lists:
•
Hospitals
•
Multifamily
•
Direct install –
government, non-profit, and small business
•
Allows PSE&G to leverage past investments in people, capabilities, systems and processes

Gas System Modernization Program
of
~$1.6B focusing on aging gas mains
•
PSE&G’s gas distribution system currently operates and maintains over
4,800 miles of cast iron and unprotected steel main, the largest such system in any single state
•
The program provides for investment of ~$1.6B focused on replacing cast iron and unprotected steel main over a five-year period, beginning mid-2016
•
Program will replace approximately 160 miles of main per year
•
Requested accelerated clause-based recovery similar to the Energy Strong program with a 9.75% ROE
•
This program is the first phase of a long-term, 30-year cast iron and unprotected steel replacement plan
•
Benefits:
•
Methane emission reduction is estimated at 24,500 metric tons of CO
2
equivalent per year*
•
Directly creates and supports 500 New Jersey jobs
•
Higher pressure system allows usage of high efficiency appliances by customers
* EPA SUBPART W METHODOLOGY.

Traditional Recovery Mechanisms
Distribution Base Rates
FERC Formula Rates
Transmission
PSE&G continues to receive
contemporaneous/
formula rate recovery on ~75% of its investment program
20%
56%
24%
2010-2014 PSE&G Capital Spending
by Recovery Method
$9.8B
Clause Recovery Mechanisms
Energy Strong / Infrastructure /
Solar / Energy Efficiency
Gas System Modernization Program
9%
9%
57%
25%
2015-2019E PSE&G Capital with
Potential Upside by Recovery Method
$12.0B
E = ESTIMATE.   DATA AS OF JULY 31, 2015.

Cost control actions taken:
•
PSE&G is utilizing the Lean Six Sigma discipline to achieve costs savings and process improvements
•
Conducted organizational reviews resulting in streamlining of processes through restructuring
•
Continued focus on vendor and inventory practices ensuring maximum value
•
Successful management of pension
2009 to 2015 CAGR = 0.3%
PSE&G O&M Expense
E=ESTIMATE
PSE&G has
controlled costs
through process
improvements and will
continue to drive future
efficiencies
$0
$500
$1,000
$1,500
2009
2010
2011
2012
2013
2014
2015E

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
$612
$725
2013
2014
2015 Guidance
PSE&G Operating Earnings*
($ Millions)
$760 --
$775E**
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  **UPDATED GUIDANCE ON JULY 31, 2015.

PSEG LONG ISLAND

PSEG Long Island is focused on
improving customer service and reliability
•
Provide best-in-class customer service, including building on our new
Call Center Technology platform to better serve our customers
•
According to J.D. Power, in 2014 PSEG Long Island showed the most improvement in overall customer satisfaction of any large electric utility, anywhere in the nation
•
Work to maintain industry-leading service reliability
•
Improve every aspect of the storm response process
•
Leveraged our new Outage Management System to improve storm logistics and outage coordination
•
Contributed $0.02* to PSEG’s earnings per share in 2014, as expected
* EXCLUDES THE ENERGY RESOURCES & TRADE CONTRACT, WHICH WILL BE INCLUDED IN PSEG POWER’S RESULTS.

PSEG POWER

PSEG Power
strategy
Excellence in
operating our units
safely, reliably, cost-
competitively and in
an environmentally,
responsible manner
DISCIPLINED
INVESTMENT
ENGAGED
WORKFORCE
FINANCIAL
STRENGTH
OPERATIONAL
EXCELLENCE

PSEG Power creating value by responding
to changing markets and regulations
Safety/Environmental Focus
Fleet
Diversity/Efficiency
Focus
Financial/Economic
Focus
Regulatory Focus
•
Nuclear units have performed well for
ten consecutive years
•
Hope Creek recorded its second
highest output in its history
•
Fleet diversity across the dispatch
curve and fuel types provide flexibility
to
meet changing market conditions
•
Bergen 1 & 2 and Linden 1 individually,
and the CCGT fleet in total, set
generation records in 2014
•
Kearny 13 & 14 have shown increasing
output in each year since start-up
•
Getting the most out of
existing fleet
•
Locational advantage
•
O&M control programs
have delivered a CAGR of
2.6% between 2009 and
2015
•
Sites offer competitive
advantage for expansion
•
Strong regulatory
performance
•
Industry leadership in the
changing business
environment

Financial
Strength
Disciplined
Investment
Operational
Excellence
•
Maximize value of existing generating
plants through implementation of the
Operational Excellence Model (OEM)
•
Workforce engagement and development
•
Deliver on Business Plan Commitments
•
Maintain competitive markets and improve
constituent
communication on issues
important to Power
•
Successfully complete the Advanced Gas
Path (AGP) uprates
•
Seek new opportunities in target markets
(PJM, ISO-NE, NYISO)
•
Develop our renewables business (solar)
•
Maintain new nuclear option by successfully
managing the Early Site Permit (ESP) process
PSEG Power Delivering on priorities
•
OEM implemented and
achieving measures
•
Resource sharing program
between Nuclear & Fossil
initiated
•
Exceeded earnings guidance
in 2014
•
Ongoing effort in key markets
showing success
•
Successful court outcome
against subsidized generation
•
Accelerated schedule for
AGP to maximize opportunity
•
LIPA contract for fuel and generation
dispatch began January 1, 2015
•
Solar Source’s portfolio is 148 MW
DC
•
Nuclear ESP is expected in 2016
•
New build Keys CCGT targeted
in-service 2018 in Maryland

PSEG Power met 2014’s challenges
Storm and
weather challenges
•
All of the generation
sites affected by
SuperStorm Sandy
were restored to
service by mid-2014,
with ongoing repairs
•
Cold weather
extremes created a
challenging
operating
environment, but
also presented
opportunities
Market
challenges
•
Transmission
(outages and build
outs) and gas
markets resulted in
pressure on basis
•
Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
•
Load impacted by
economy
Value
delivered
•
Expedited return from storm outages,
restored margin opportunities
•
High availability when needed
•
Flexibility of portfolio captured real-
time basis opportunities
•
Captured value through coal/gas
switching, unit flexibility
•
Management of gas assets benefited
customers and fleet
•
Achieved fuel cost savings

PSEG Power exceeded 2014’s earnings guidance
GUIDANCE
RANGE
Over $60M of additional
value gained from:
•
Weather, basis volatility
•
Fuel flexibility
•
Lower gas cost
•
Spark/dark spread
Initial
Guidance
Actual
Revised
Guidance
*EXCLUDES IMPACTS FROM STORM RECOVERY COSTS.
SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
2014 PSEG Power Operating Earnings*
($ Millions)

PSEG Power has generating assets
in three competitive markets
•
Assets located near load
centers
•
Low cost portfolio
Fuel flexibility with gas cost
advantage
•
Positioned to benefit
from volatility in real-time
markets
•
Readiness for capacity
performance (CP) in PJM
•
Fleet positioned to
maintain diversity and
efficiency after HEDD
•
Sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM

Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts and can take advantage of volatile market conditions
Energy Revenue
X
X
X
Capacity Revenue
X
X
X
Ancillary Revenue
X
X
Dual Fuel
X
X
•
Base Load ensures cash flow certainty
•
Load Following provides ability to serve load shape
•
Readiness for Capacity Performance (CP)
•
Keys CCGT to be added to dispatch in 2018E
•
Peaking takes advantage of real-time prices
and reduces operational risk
•
Dual fuel capability at 87% of load following
and peaking units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Essex 9
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units
Peaking Units
Load Following Units
Kearny 12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine /
Pumped Storage
Linden 5-8
POST -
HEDD
E = ESTIMATE

PSEG Power positioned to maintain diversity and
efficiency after a realignment of the fleet following HEDD
retirements
2014
2017
Solar
Kalaeloa
Oil
Pumped Storage
HEDD
Other gas
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
•
Maintain fuel diversity
•
Maintain load-serving
capability
•
Maintain low cost
structure
•
Improve
environmental &
heat rate profiles
•
Complete
Peach Bottom (PB)
uprate
Advanced Gas Path
(AGP)
Objective
2015
2017
13,337 MW
11,900 MW
Fuel Diversity
2014
2017
Oil, Other gas, HEDD,
Pumped storage,
Kalaeloa, Solar
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
E
Energy Produced
55 -
57 TWh
54 TWh
E
E=ESTIMATE

System Heat Rate
10,500
10,000
9,500
9,000
8,500
1.0
0.9
0.8
0.7
0.6
0.5
$SO_2 + NO_x$ Tons/GWh
2014
2017E
Heat Rate
NOx + SO_2

PSEG

49 • AGP (Advanced Gas Path) investments • Other Efficiency improvements • HEDD retirements PSEG Power’s fleet is expected to see improvement in heat rate and decline in emissions E=ESTIMATE

GWh
70,000
60,000
50,000
40,000
30,000
20,000
10,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
SO_2 & NO_x Tons
2006 2007 2008 2009 2010 2011 2012 2013 2014
Generation
SO_2
NOx

PSEG

PSEG Power’s fleet is among the lowest
emitting in the industry
•
Mercury reduced 80% across the timeframe above
•
More efficient testing and improved operational flexibility through utilization of Continuous
Emission Monitoring System testing

PSEG Power Nuclear is a critical element
of our success
Hope Creek
•
Operated by PSEG Nuclear
•
PSEG Ownership: 100%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 1,178 MW
•
Owned Capacity:  1,178 MW
•
License Expiration: 2046
•
Next Refueling
Fall 2016
Salem
Units 1 and 2
•
Operated by PSEG Nuclear
•
PSEG Ownership: 57%
•
Technology: Pressurized Water
Reactor
•
Total Capacity: 2,307 MW
•
Owned Capacity: 1,324 MW
•
License Expiration: 2036
and 2040
•
Next Refueling
Unit 1 –
Spring 2016
Unit  2 --
Fall 2015
Peach Bottom
Units 2 and 3
•
Operated by Exelon
•
PSEG Ownership: 50%
•
Technology: Boiling Water
Reactor
•
Total Capacity: 2,242 MW
•
Owned Capacity:
1,121 MW
•
License Expiration: 2033
and 2034
•
Next Refueling
Unit 2 -
Spring 2016
Unit 3 -
Fall 2015
•
Uprate:  130 MW (PS Share)
Unit 2 -
March 2015
Unit 3 -
2016

PSEG Power Nuclear has competitive advantages
•
Continued strong nuclear operations
•
Nuclear excellence program
•
Top quartile of cost performance/MWh
Brought security services in-house
•
Significant earnings contributor
•
Recruitment of the best new and
experienced talent, and attractive
training program
•
Fukushima action plan
in response to NRC staff review
FLEX* plan submitted with implementation
underway
•
Peach Bottom extended power uprate,
130 MW Power’s share, scheduled in
service 2015/2016
•
Active and influential participation at
INPO, NEI, EPRI, USA Alliance
*STRATEGY KNOWN AS THE “DIVERSE AND FLEXIBLE MITIGATION CAPABILITY” OR FLEX, ADDRESSES
RECOMMENDATIONS OF THE NUCLEAR REGULATORY COMMISSION’S FUKUSHIMA TASK FORCE.

Power’s nuclear fleet is well positioned
with significantly lower-than-average US cost structure
0
25
50
All US*
PSEG Nuclear**
$37/MWh
*SOURCE: ELECTRIC UTILITY COST GROUP.
** SOURCE: PSEG NUCLEAR.
Total Fuel, Capital and O&M Costs*
3 YEAR AVERAGE 2011 -
2013
$44/MWh

Cost control actions taken:
•
Fossil
plant
assessment
•
CCGT material condition assessment
•
Vendor
contract renegotiations
•
Nuclear
security services brought in-
house to control costs
•
Nuclear maintenance productivity study
•
Nuclear outage efficiency initiative
•
Materials management
2009 to 2015 CAGR = 2.6%
Power O&M Expense*
*EXCLUDES IMPACTS FROM STORM RECOVERY COSTS.   E=ESTIMATE
PSEG Power’s
focus on costs
has resulted in moderate
increase in O&M for
seven years
$0
$500
$1,000
$1,500
2009
2010
2011
2012
2013
2014
2015E

TWh`s

TWh`s

100%
95%
90%
85%
80%
2011
2012
2013
2014
2015E

TWh`s
-
1
1

PSEG

PSEG Power’s Fossil Fleet has shown
improvement in performance
*LM6000 AND 7EA UNITS       E = ESTIMATE.
Fossil
Generation
Coal Generation
Peaking
Start Success*
Combined Cycle Generation
•
Fossil Generation rebounded with market
•
Peaking Units maintain high start success
•
Record output
from Kearny 13 & 14 peakers
5
6
7
8
9
10
2011
2012
2013
2014
2015 E
10
12
14
16
18
20
2011
2012
2013
2014
2015 E
20
23
25
28
30
2011
2012
2013
2014
2015 E
•
Combined Cycle Generation set
record
•
Bergen
AGP uprate project scheduled for 2015

7,300
7,400
7,500
7,600
7,700
7,800
2008
2009
2010
2011
2012
2013
2014
PSEG Power initiatives result in
continuing improvement in combined cycle heat rate
AGP projected efficiency
improvement 2015-2018
2018E
E= ESTIMATE.

PSEG Power CCGT/Fossil initiatives
Actions Taken to Create Value
Capacity
•
New
Keys
CCGT
755MW
online
in
2018E
adds
geographic
diversity
to
fleet
•
Advanced
Gas
Path
(AGP)
investments
2014
through
2018
to
provide
additional
efficient capacity, heat
rate improvements
•
New
lower
cost
gas
line
at
BEC
with
Dominion
Performance
•
EPRI efficiency initiatives
•
GE initiatives for large data analytic
•
Consolidation of unit testing
•
Auto
tuning software
Maintenance
•
Ongoing outage efficiency improvement
•
Improvements to reliability
•
Central fleet monitoring and diagnostic center
E = ESTIMATE

PSEG Keys Energy Center, our new-build
CCGT in SWMAAC* extends our geographic footprint in PJM
•
PSEG Fossil  acquired the Keys Energy Center
in Maryland in June 2015
•
Construction to begin this Fall to build a new,
755MW natural gas fired, combined-cycle gas
turbine in the SWMAAC region of PJM at an
estimated cost of $825 to $875 million
•
Commercial operation is targeted for 2018;
Keys has already cleared the 2017/2018
RPM auction
•
PSEG Fossil will oversee the construction and
operation of the Keys Energy Center
•
Keys project creates local construction jobs,
permanent operating positions, and adds to
the local tax base
•
Keys is positioned to benefit from access to
new gas transportation and infrastructure
additions
(Dominion-Transco)
PJM
*SWMAAC = SOUTHWEST MID-ATLANTIC AREA COUNCIL -
LOCATIONAL DELIVERABILITY AREA WITHIN PJM.

$0
$200
$400
$600
$800
$1,000
2010
2011
2012
2013
2014
2015E
2016E
2017E
Keys CCGT
Penn East (equity investment)
Growth
Environmental/Regulatory*
Maintenance
PSEG Power’s capital expenditures
dedicated toward growing portfolio
*BASED ON CURRENTLY KNOWN AND QUANTIFIABLE ENVIRONMENTAL REQUIREMENTS.  E=ESTIMATE.
INCREMENTAL
INVESTMENT IN
KEYS 2015E-2017E

PSEG Power’s Growth Investments
Site
Project
Cost
($
millions)
Benefits
Status
Maryland
Keys 755 MW
CCGT
$825 -
$875
Geographic diversity
within PJM; highly
efficient gas fired unit in SWMAAC
2018
BEC
Dominion Gas Line
$8
Access
to
a
2
nd
,
lower
cost
gas
supply:
$8-9 million/year increase in margin
Completed
Linden
AGP Upgrade
$69
Increased capacity and
improved heat rate:
63 MW capacity increase
~1.2% heat rate improvement
Completed
CA / TX / VT
Solar Source
Projects
$44
Increased capacity: 21 MW
Completed
Peach Bottom
Peach Bottom
EPU
(2014 –
2015)
$417
Increased capacity: 130 MW
PB2
March 2015,
PB3 in 2016
Bergen /
BEC
Future AGP
Upgrades:
Bergen (2015)
BEC (2017-2018)
$98
Increased capacity and
improved heat rate:
88 MW capacity increase
~1.2% heat rate improvement
Underway
Various
Interim ISA’s*
No cost
Increased capacity: 69 MW
Completed
Eastern PA to
Mercer, NJ
PennEast Pipeline
$119
Estimated Earnings in
2019:
$13 million
Underway
Total
Increased
Capacity
–
1,126
MW
* INTERCONNECTION SERVICE AGREEMENTS.

Additional investment opportunities under
consideration
Site
Project
Benefits
Bridgeport Harbor
CCGT development
New ISO NE
Capacity:  475 MW
Hope Creek
Uprate
Additional
PJM Nuclear Capacity:  20 MW
Edison / Essex
SCR retrofit
Continued operation of FT4s
Edison: up
to ~ 470 MW
Essex:  up to ~ 330 MW
Sewaren
CCGT development
New PJM Capacity:  450 –
625 MW
Various
Additional solar projects
under investigation
100’s of MW of new solar
capacity under
evaluation

PSEG Solar Source owns ~148 MW
of solar facilities with long term contracted revenues*
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT)
Shasta A & Shasta B
California (2 x 2 MW)
COD March 2014
Polycrystalline -
single axis
Investment $13 million
20 year PPAs with PG&E
Hackettstown  (Mars)
New Jersey (2 MW)
COD September 2009
Thin film panels –
fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels –
fixed tilt
Investment $44 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels –
fixed tilt
Investment $59 million
30 year PPA with JEA
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline -
single axis
Investment $75 million
20 year PPA with SRP
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline -
fixed tilt
Investment $47 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline –
single axis
Investment $48 million
30 year PPA with APS
Newman
Texas (13 MW)
COD December 2014
Polycrystalline -
single axis
Investment $22 million
30 year PPA with El Paso Elec.
Whitcomb
Vermont (4 MW)
COD October 2014
Polycrystalline –
fixed tilt
Investment $10 million
25 year PPA with VT Electric
Power Producers, Inc.
Rockfish
Maryland (13 MW)
COD July 2015
Polycrystalline -
single axis
Investment $22 million
20 year PPA with SMECO
Columbia
California (25.5 MW)
COD Sept 2015 Est.
Polycrystalline –
fixed tilt
Investment $55 million
20 year PPA with PG&E

PSEG Power has other attractive sources of revenues to
round out a robust portfolio, in addition to energy and capacity
Gas Asset Optimization
Large wholesale provider to PSE&G and others
Storage capacity of approximately 75 Bcf (in the Gulf and market regions)
Firm transportation of 1.3 Bcf/day on seven pipelines
Off-system sales margins shared with residential customers
Commercial & Industrial customers (C&I)
Weather and price volatility
Ancillary Services
LIPA fuel and energy dispatch management

PSEG Power has delivered on its commitments
during volatile market conditions
2009
2010
2011
2012
2013
2014
Annual Cooling Degree Days
% greater/(less)
than average
(17%)
35%
26%
13%
7%
(5%)
Annual Heating
Degree Days
%
greater/(less) than average
(1%)
(8%)
(11%)
(17%)
(1%)
5%
# Days over 90 degrees
12
48
29
29
21
12
# Days below
20 degrees
24
14
13
7
13
33
Gas Volatility:  Transco Z6
Min $2.50
Max $19.93
Min $3.76
Max $23.43
Min $3.38
Max $18.93
Min $2.40
Max $12.43
Min $3.10
Max $39.43
Min $1.39
Max $115.00
LMP Volatility:
PS Zone
Min $4
Max $156
Min $7
Max $289
Min $15
Max $417
Min $5
Max $370
Min $10
Max $335
Min $5
Max $1,021
Basis Volatility:
PJM-W to PS Zone
Min ($22)
Max $50
Min ($29)
Max $71
Min ($40)
Max $116
Min ($49)
Max $97
Min ($28)
Max $79
Min ($131)
Max $455
Power Earnings
On
Guidance
On
Guidance
High End
of Guidance
Above
Guidance
High End
of Guidance
High End
of Guidance

PSEG Power is an established leader
within the industry
INPO
•
National Nuclear Accrediting Board
NEI
•
Communications Advisory Committee
•
Board of Directors
•
Board of Directors Executive Committee
•
Emergency Preparedness Working Group
•
Security Working Group
•
Fukushima Response Steering Committee
•
Joint Information System Task Force
•
Nuclear Strategic Issues Advisory Committee Steering
Group
EPRI
•
Chairman Nuclear Power Council
•
Executive Committee Nuclear Power Council
BWR Owners Group
•
Vice Chair of the Executive Oversight Committee
Utilities Service Alliance (USA) Fleet
•
Chair
EPSA
•
Executive committee member
UWAG
•
Chair of the Cooling Systems Committee
PJM/NY/ISO-NE
•
Member of various Committees at PJM
•
Chairman & Vice-Chair of the Supplier Sector of the New
England Power Pool (NEPOOL)
•
Chair of the PJM Power Providers Board
•
Board member & member of the board’s Executive
Committee of Independent Power Producers of New York
(IPPNY)
EEI
•
Member of water resources subcommittee
National Coal Council
•
Member of Executive Committee

Developing People to drive operational excellence
and to optimize the workforce
•
Succession planning and development planning
•
Recent CNO retirement & succession was part of the plan
•
Training & development of employees
•
Rotational assignments for key leaders in PSEG Power
•
Outreach programs
•
Employee engagement
•
Shared resources between Fossil and Nuclear (outage support)
•
Diversity & inclusion

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2013
2014
2015 Guidance
$710
$642
$620 –
$680E
2015 Observations
•
Increase in average
hedge price for energy
helps mitigate reset in
capacity price and
volume
*  SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.

PSEG POWER ER&T PSEG POWER

2014 Q1 Gas

$140
$120
$100
$80
$60
$40
$20
$-
$/MMbtu
Transco Z6
Leidy
Jan-14
Feb-14
Mar-14

2014 Q1 PS Zone Electric

$800
$700
$600
$500
$400
$300
$200
$100
$-
Jan-14
Feb-14
Mar-14

2014 Q3 Gas

$5
$4
$4
$3
$3
$2
$2
$1
$1
$-
$/MWh
Transco Z6
Leidy
Jul-14
Aug-14
Sep-14

2014 Q3 PS Zone Electric

$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Jul-14
Aug-14
Sep-14

PSEG

Market Review: 2014 was influenced by extremes in weather
highlighting the importance of winter
Q1:
Periods of extreme
cold temperatures
resulted in high gas
prices, significant
basis differentials, and
higher energy demand.
Q3:
A cooler than
normal summer,
combined with
increased supply of
gas, reduced energy
prices and basis.

Market Review: PSEG’s extensive gas asset portfolio gives
unparalleled access to Marcellus Shale gas
•
PSEG Power maintains a robust portfolio
of pipeline and storage assets in the
Mid-Atlantic
•
PSEG Power’s gas for generation was
~100 BCF in 2014, of which >60%
was supplied by Shale gas
•
PSEG Power procured over 400 BCF in
2014 with ~75% going to PSE&G’s utility
gas customers
•
When gas is surplus to customer needs,
PSEG Power sells surplus to others;
margins from such sales benefit PSE&G
gas customers and PSEG Power
Power’s Gas for Generation in 2014
40%
20%
6%
34%
Eastern PA Shale
Western PA Shale
Gulf Coast
Delivered Gas

$/MMbtu
$40
$35
$30
$25
$20
$15
$10
$5
$-
01/01/15
01/15/15
01/29/15
02/12/15
02/26/15
03/12/15
03/26/15
04/09/15
04/23/15
05/07/15
05/21/15
06/04/15
06/18/15
07/02/15
07/16/15
07/30/15
Transco Z6
Leidy-Transco (Marcellus)

$10
$8
$6
$4
$2
$-
Aug-15
Aug-16
Aug-17
Aug-18
Transco Z6 Forward
Leidy-Transco Forward

$80
$70
$60
$50
$40
$30
$20
$10
$-
Aug-13
Aug-14
Aug-15
Aug-16
Aug-17
Aug-18
Historical PJM West
Forward PJM West
Historical PS Zone
Forward PS Zone

PSEG

Market Review: Winter Z6 gas prices retain seasonal volatility;
spark spreads have continued to be robust in PJM
FORWARDS AS OF AUGUST 3, 2015
2015 YTD Z6
PJM West vs. PS Zone Spark Spreads (2013-2018)
2015-2018 Z6

Market Review: New pipelines will move significant quantities of
Marcellus gas out of the region by 2018
New pipeline investment is expected to increase takeaway capacity from the low cost
Marcellus/Utica shale and reduce regional surpluses and increase gas prices by 2018
New England 3.4 bcf/d
Southeast 6.4 bcf/d
Midwest 5.9 bcf/d
Gulf Coast  3.1 bcf/d
NJ/NY 1.4 bcf/d
Pipeline capacity grows significantly by
2018
Historical and Expected Marcellus
Production
0
5
10
15
20
25
30
2010
2011
2012
2013
2014
2015
2016
2017
2018
y

7
6
5
4
3
2
1
0
-1
-2
PSEG Basis ($/MWH)
2012
2013
2014
2015E
2016F
2017F
2018F
PS Basis
Forward Curve for Electric Basis (prior to delivery year)

PSEG

ANNUAL FORWARD BASIS TO PJM-WEST AS OF AUGUST 3, 2015.
E = YTD ACTUAL PLUS FORWARD;     F = FORWARD
Power
Basis
in
Eastern
PJM:
Expected
to
be
volatile
and
negative on an annual basis for 2015 and 2016
PS Zone RTC Basis to PJM West
Electric Basis is negative however it is viewed to be stabilizing and turning back to positive within
2 years due to:
•
Export of ~18 bcf/day of gas which will significantly strengthen regional gas prices
•
Easing of transmission constraints in Virginia/Maryland
•
Construction of significant new gas-fired generation in VA/MD

Regulatory Framework: Significant reforms already implemented and new rules being promulgated to improve energy and capacity market designs
ISSUE /POLICY
OUTCOME
PJM
CAPACITY
•
Higher payments for enhanced reliability (Capacity Performance)
DEMAND RESPONSE
RULES
•
Stricter rules for eligibility and deployment
ENERGY PRICE
FORMATION
•
PJM and FERC forcing improvements to energy price formation;
higher caps
ISO-NE
CAPACITY
•
Higher prices
in recent auction better reflect
tight supply conditions
•
Implementation of sloping demand curve in FCA 9
•
Zonal demand curves expected in FCA 10
ENERGY
•
Demand response required
to participate in Day Ahead markets
•
Implemented hourly offers/real time reoffers
•
Reserve market prices better reflect scarcity prices
•
5 minute interval LMP settlements expected Q1 2016
NYISO
CAPACITY
•
New Capacity Zone
(LHV) leads to more accurate price signals
ENERGY
•
Improvement in price formation during reserve
shortage conditions
FEDERAL
DEMAND RESPONSE
•
EPSA VS. FERC and national implications; US
Supreme Court will
hear case
ENVIRONMENTAL
REGULATIONS
•
HEDD, CPP, HAPS/MACT
will lead to tightening of supply in
2015+ timeframe

PJM Capacity Performance Proposal: aims to
increase electric supply reliability
•
Capacity performance (CP) product places emphasis on reliability, with robust performance standards, imposition of higher penalty structure and enhanced opportunities for cost recovery to encourage reliability
•
Elimination of 2.5% holdback offsetting weak demand growth, making all capacity resources annual products in end state, net CONE bidding safe harbor, and the change in the demand curve (VRR) support price formation and improve resource adequacy
•
Generator performance/flexibility is key objective for units with secure fuel supply capable of meeting more stringent operating standards
June 2015
FERC Accepted PJM’s
Modified CP Proposal
August /September 2015
Transition Auctions for
2016/2017 & 2017/2018
Capacity Years
August 2015
RPM Auction for
2018/2019
Capacity Year

Capacity Performance: >90% of PSEG’s PJM capacity meets the new capacity performance standards with minimal to moderate investment
CP Compliant Assets**
How
does
our
fleet
stack
up?
*
Combined
Cycle
Steam
Nuclear
Combustion
Turbine
* EXCLUDES 205MW OF PUMPED STORAGE.
** KEYS 755 MW CCGT UNIT EXPECTED TO BE CP COMPLIANT IN 2018
Meets CP
Requirement
with No to
Minimal
Investment
Moderate
Investment to
Meet CP
Requirement
Larger
Investment to
Meet CP
Requirement

Maine
Vermont
New Hampshire
New York
Massachusetts
Connecticut
RI

Northeast Portfolio: New York and New England
New England (972 MW)
•
Small but dynamic market
•
Significant improvement in market construct
•
High volatility due to extreme (winter) weather
conditions
•
Significant siting and permitting challenges
•
Gas pipeline infrastructure poses supply
challenges/opportunity
New York (774 MW)
•
Single state ISO
•
Investment in new lateral to connect to the
Dominion pipeline at Bethlehem Energy
Center (BEC) allows for access to fuel supply
from Marcellus
•
Long Island Power Authority Management
Contract
22%
26%
44%
8%
Northeastern Capacity (1,746 MW)
Coal
Oil
Gas Combined Cycle
Gas Peakers

PSEG Power acting as an agent for LIPA began
January 2015
•
Performing ISO bidding for LIPA’s 6,000
MWs of generation/tolls
•
Procuring natural gas and oil for the
majority of these assets
•
Scheduling two DC transmission cables
(ISO-NE and PJM) into Long Island
•
Entering into financial hedges to reduce
LIPA customer’s price volatility
This relationship has provided PSEG Power:
•
Additional experience in Eastern NY
and Connecticut markets
•
Bigger natural gas footprint
•
Fee-based services contract
38%
36%
16%
7%
3%
LIPA Capacity (6,163 MW)
Steam
Combustion Turbine
Cables
Combined Cycle
Resource Recovery,
Pumped Storage, Solar
Northeast Portfolio: Expanding our footprint with PSEG Long Island

2018 Onwards RPM Auction Impacted By:
•   Capacity Performance
•   Demand response rules
•   Convex Demand Curve
•   Elimination of 2.5% Holdback
•   Change in Net CONE
•   Reduction in Load Forecast
•   Change in PJM Parameters
•   Environmental Retirements
Capacity Market Pricing:
PJM’s capacity market is transitioning
to recognize operating performance as well as locational value
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL
RPM AUCTION RESULTS AS OF FEBRUARY 2015.  DELIVERY YEAR RUNS FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
RPM Auction Results
($/MW-day)
2013 / 2014*
2014 / 2015*
2015 / 2016*
2016 / 2017*
2017 / 2018
Power’s
Average Prices
$242
$168
$168
$167
$165
Rest of Pool
Prices
$28
$126
$136
$59
$120
Power’s Cleared
Capacity (MW)
10,900
10,600
8,800
8,700
8,700

Auction Results: BGS Auction provides ability to forward
hedge our generation and protect our power basis
Capacity
Load shape
Transmission
Congestion
Ancillary
services
Risk premium
Green
BGS sales account for approximately 20% of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$/MWH; BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2013-2015 ARE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2015.
2011
2012
2013
2014
2015
$94.30
$83.88
~ $46
$92.18
~ $48
~ $53
~ $59
$97.39
$45
-
$47
$39
-
$40
$37
-
$38
$38
-
$39
~ $62
$37
-
$38
$99.54

HEDGE
PERCENTAGES
AND
PRICES
AS
OF
JUNE
30,
2015.
REVENUES
OF
FULL
REQUIREMENT
LOAD
DEALS
BASED
ON
CONTRACT
PRICE,
INCLUDING
RENEWABLE
ENERGY
CREDITS,
ANCILLARY,
AND
TRANSMISSION
COMPONENTS
BUT
EXCLUDING
CAPACITY.
HEDGES
INCLUDE
POSITIONS
WITH
MTM
ACCOUNTING
TREATMENT
AND
OPTIONS.
EXCLUDES
SOLAR
AND
KALAELOA.
Jul-Dec
2015
2016
2017
Volume TWh
18
37
37
Base Load
% Hedged
100%
85-90%
50-55%
(Nuclear and Base Load Coal)
Price $/MWh
$53
$51
$50
Volume TWh
11
19
18
Intermediate Coal, Combined
% Hedged
30-35%
0%
0%
Cycle, Peaking
Price $/MWh
$53
--
--
Volume TWh
25-30
55-57
55-57
Total
% Hedged
70-75%
55-60%
30-35%
Price $/MWh
$53
$51
$50
Hedging strategy:
designed to protect gross margin
while leveraging the portfolio

PSEG Power’s Value Proposition
•
Well-positioned fleet of merchant generating assets in attractive markets
•
Advantaged by low cost structure, fuel diversity and dispatch flexibility
•
Value add from strong gas supply capability
•
Significant drive by regulatory bodies to improve market constructs
•
Low capital requirements to meet enhanced performance standards
•
Organic growth opportunities to increase nuclear and combined cycle generation
•
Hedging strategy is responsive to changing market dynamics, providing attractive returns and free cash flow

PSEG FINANCIAL REVIEW & OUTLOOK

Strong financial position to support our
business initiatives
2014 Financial Position
Strong 2014 earnings growth
Exceeded earnings guidance
Executed major PSE&G capital program
Strong balance sheet with no long term Parent debt
Solid credit metrics
2015 and Beyond
Third year of anticipated positive earnings growth in 2015
Controlled O&M growth
Balance Sheet and Cash Flow support investment program without equity issuance
Substantial additional investment capacity
Growth in PSE&G investments with contemporaneous/formula rate returns and new Power investment
Consistent and strong cash flow from both Power and PSE&G
Potential for accelerated and sustainable dividend growth

Earnings increase of 7% exceeded
guidance
PSEG Operating Earnings
$ Millions (except EPS)
2013
2014
PSE&G
$612
$725
PSEG Power
$710
$642
Other
($13)
$33
Operating Earnings
$1,309
$1,400
Operating EPS*
$2.58
$2.76
Revised Earnings Guidance (Oct 2014)
$2.60 -
$2.75
Earnings Guidance (Feb 2014)
$2.55 -
$2.75
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Key Takeaways
18% increase in PSE&G
earnings
52% regulated earnings
contribution in 2014
Power’s results exceeded
guidance

86 $0.0 $0.5 $1.0 $1.5 Power produced significant and consistent Free Cash Flow 2012 Power Cash From Ops 2013 2014 2012 2013 2014 Power Free Cash Flow

$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
PSE&G delivers increasing cash flow due
to investment program
2012
PSE&G Cash Investment
PSE&G Cash From Ops
(1)
2013
2014
2012
2013
2014
(1)
PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$215 TO ~$240 MILLION OVER
3 YEAR PERIOD

In 2014, Power’s Free Cash Flow supported PSE&G’s
capital program and shareholder dividend
$0.0
$1.0
$2.0
$3.0
$4.0
Sources
Uses
Power
Cash from Ops
~$1.4B
PSE&G
Cash from Ops
(1)
~$1.6B
PSE&G
Cash Investment
~$2.2B
Power
Cash Investment
(3)
~$0.7B
Shareholder
Dividend
~$0.7B
PSE&G
Net Debt
~$0.7B
Other
Cash Flow
(2)
~$0.1B
PSEG Consolidated
2014 Sources and Uses
(1)
PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$240 MILLION.
(2)
OTHER CASH FLOW INCLUDES HOLDINGS NET CASH FLOW AND INVESTED CASH
(3)
POWER CASH INVESTMENT INCLUDES NUCLEAR FUEL AND EMISSION PURCHASES

~$1.6B
~$1.4B
~$2.2B
~$1.9B
~$6.8B
~$15.0B
~$1.1B
~$13.9B
PSEG
2015–
2019E
Capital
Expenditures
(1)
PSEG growth spend represents ~70% of total investment
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Energy Strong,
Solar and
New Business
Planned
Growth
Investment
~$10.1B
PSEG
Planned
Spend
Maintenance ~$3.8B
PSE&G
Potential
Upside
PSEG
Potential
Spend
Potential Upside ~$1.1B
(1)
INCLUDES AFUDC AND IDC; KEYS ENERGY CENTER, PENNEAST PIPELINE EQUITY INVESTMENT OF~$0.1B IS INCLUDED IN
POWER GROWTH.  E = ESTIMATE.

2014 –
2017E Rate Base
CAGR Growth of ~12%
Distribution
Transmission
PSE&G’s Capital Program drives double-digit
growth in rate base through 2019
~$11.4B
~$16.0B
~$6.9B
~$4.5B
~$2.2B
~$9.8B
~$3.1B
~$8.5B
Rate Base
Growth
~$0.1B
2014
Rate Base
Planned
2017E
Rate Base
Potential
Upside
Potential
2019E
Rate Base
Planned
2019E
Rate Base
~$1.5B
~$8.4B
~$7.6B
~$18.3B
~$1.0B
~$9.5B
~$9.8B
~$19.3B
2014 –
2019E Rate Base
CAGR Growth of ~10%
Rate Base
Growth
2014 –
2019E Potential Rate
Base CAGR Growth of ~11%
E = ESTIMATE

0%
5%
10%
15%
Continuing our track record of 5 year
double digit rate base growth leading to high single-digit growth in earnings through 2017
2010 –
2015E
PSE&G 5 Year Rate Base CAGR
2011 –
2016E
2012 –
2017E
2013 –
2018E
2014 –
2019E
~11%
~13%
~12%
~10%
~10%
~11%
PLANNED
POTENTIAL
E = ESTIMATE

Substantial internal cash generation
supports our planned growth capital program and potential
investment opportunities without the need for equity
Sources
Uses
Sources
Uses
PSE&G
Cash from
Ops
(1)
PSE&G Cash
Investment
PSE&G
Net Debt
PSEG 2015 -
2019E Sources and Uses
PSE&G
Cash from
Ops
(1)
PSE&G Net
Debt
Planned Programs
Including Potential Upside Projects
Shareholder
Dividend
Power
Cash from
Ops
Shareholder
Dividend
Power
Cash from
Ops
Power Cash
Investment
(3)
PSE&G Cash
Investment
Power Net
Debt
Other Cash
Flow
(2)
Other Cash
Flow
(2)
Power Net
Debt
Power Cash
Investment
(3)
(1)
PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$260M FROM 2015-2019
(2)
OTHER CASH FLOW INCLUDES PSEG LI, HOLDINGS NET CASH FLOW, INVESTED CASH, AND PARENT SHORT-TERM DEBT
(3)
POWER CASH INVESTMENT INCLUDES NUCLEAR FUEL AND EMISSION PURCHASES. DOES NOT REFLECT
$825-$875 MILLION KEYS INVESTMENT ANNOUNCED ON JUNE 17, 2015.
E = ESTIMATE.

0%
10%
20%
30%
40%
50%
60%
70%
Power’s key credit metric
remains strong
providing opportunity for incremental investment*
2015-2017E
Average
Increased contribution to earnings from the more
stable regulated business
Power’s annual Cash From Operations and Funds
From Operations each average ~$1.4B over the
2015 to 2017 period supported by:
–
Capacity Revenues
–
Hedged Generation
–
O&M Control
Financial strength can be used to pursue future
growth in both businesses beyond current plans
2013
2014
PSEG Power
Funds from Operations / Debt
*DOES
NOT
REFLECT
$825
-
$875
MILLION
KEYS
INVESTMENT
ANNOUNCED
ON
JUNE
17,
2015.
E=
ESTIMATE

Total
Incremental
Investment
Capacity
through 2017
Substantial Investment Capacity to pursue
additional growth without the need for equity
$0.0
$4.0
Power
Parent
Total
($ Billions)
Power
PSEG
Estimate
~ 55%
~30%
Minimum
Threshold
30%
Low -
20’s
Average
Funds
from
Operations
/Debt
2015
-
2017
Our incremental investment capacity can support over $6B in
regulated investments
DOES
NOT
REFLECT
THE
IMPACT
OF
$825
-
$875
MILLION
KEYS
CCGT
INVESTMENT
ANNOUNCED
JUNE
17,
2015.

$0
$500
$1,000
$1,500
$2,000
$2,500
2014
2015E
2016E
2017E
2014 –
2017E CAGR
Transmission
~(1.4%)
Distribution
~2.7%
Power
~1.0%
Other: N.M.
Controlling O&M growth, with manageable
pension impacts and PSE&G continuing to grow its asset base
PSEG O&M Expense
(1)
2014  -
2017E  CAGR: ~1.4%
(1)
POWER
EXCLUDES
IMPACTS
FROM
STORM
RECOVERY
COSTS
AND
POTENTIAL
RELATED
INSURANCE
PROCEEDS.
N.M.= NOT MATERIAL        E = ESTIMATE.

PSEG 2015 Updated Guidance for Operating Income
–
by Subsidiary, and PSEG Power Adjusted EBITDA
Anticipates
Another
Year
of
Growth
in
Operating
Earnings
$ millions (except EPS)
2015E
2014
PSE&G
$760 -
$775
$725
PSEG Power
$620 -
$680
$642
PSEG Enterprise/Other
$40 -
$45
$33
Operating Earnings*
$1,420 -
$1,500
$1,400
Earnings per Share
$2.80 -
$2.95E
$2.76
PSEG Power Adjusted EBITDA**
$ millions (except EPS)
2015E
2014
PSEG Power
$1,545 -
$1,645
$1,584
*   SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS; INCLUDES THE FINANCIAL IMPACT
FROM MARK-TO-MARKET POSITIONS WITH FORWARD DELIVERY MONTHS.
** SEE SLIDE B FOR A RECONCILIATION OF ADJUSTED EBITDA TO OPERATING EARNINGS AND NET INCOME.   E = ESTIMATE.

$1.37
$1.42
$1.44
$1.48
$1.56
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2011
2012
2013
2014
2015E
PSE&G
EPS
Annual Dividend Per Share
2011 –
2014  CAGR:  2.6%
Potential for meaningful and sustainable
dividend growth given significant contribution from regulated earnings and Power’s strong free cash flow
5.4%
increase
Payout
Ratio
50%
58%
56%
54%
54%
(1)
$1.53
$1.45
(1)  THE 2015 PAYOUT RATIO IS BASED ON THE MIDPOINT OF PSEG'S 2015 UPDATED OPERATING EARNINGS
GUIDANCE OF $2.80-$2.95E PER SHARE. SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM
CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E= ESTIMATE.

PSEG’s longer-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2015E**
2016E
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 basis point Change in Distribution ROE
Each 10 basis point Change in Transmission ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.03-$0.06
$0.04
$0.04
$0.01
$0.01-$0.02
$0.02
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
Sensitivities derived from typical annual market variability*
* Estimated
annual
variability
approximating
one
standard
deviation
based
on
2011
–
2013
historical
data
and
forward
curve estimates applied to PSEG Power open positions.     ** July-December 2015.
E = ESTIMATE.    POWER EARNINGS SENSITIVITIES UPDATED FOR 2015 BGS AUCTION AND 12/31/14 PRICE CURVES.
2015E
2016E
2017E
$0.10-$0.13
$0.04
$0.04
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
2017E

PSEG Summary
•
Our 2014 earnings of $2.76 exceeded our revised operating earnings guidance of $2.60 -
$2.75 per share
•
Continued third year of anticipated positive earnings trend in 2015 with updated operating earnings guidance of $2.80 to $2.95 per share
•
Continued 5
th
straight year of expected double digit, 5 year growth in rate base
•
Anticipated high single digit earnings growth at PSE&G on three-year basis from
2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Strong Balance Sheet and Cash Flow support PSE&G’s capital program and
Power’s new investment opportunity without the need for equity
•
Our $0.08 per share dividend increase is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth

100 PSE&G APPENDIX

140
120
100
80
60
40
20
0
SAIDI
Median 105.7
PSE&G
Better
Median $4.92
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
Dist O&M/MWh

PSEG

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI
=
SYSTEM
AVERAGE
INTERRUPTION
DURATION
INDEX,
A
MEASURE
OF
AVERAGE
OUTAGE
DURATION
FOR
ALL
CUSTOMERS
SERVED,
EXCLUDING
MAJOR
EVENTS.
SOURCES:
PSE&G
PEER
PANEL
STUDY,
FIRST
QUARTILE
BENCHMARK
STUDY
AND
VARIOUS
REGULATORY REPORTS..

PSE&G
100.0%
95.0%
90.0%
85.0%
80.0%
Leak Response Rate
Median 98.1%
Better
Median $0.57
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
Dist O&M / Dth

PSEG

PSE&G prioritizes public safety
while maintaining value to customers
LEAK
RESPONSE
RATE
=
PERCENTAGE
OF
UTILITY
RESPONSES
TO
REPORTED
LEAKS
WITHIN
ONE
HOUR.
SOURCES:
PSE&G
PEER
PANEL
STUDY
AND AGA BENCHMARK STUDY.

103 PSEG POWER AND ER&T APPENDIX

104 Nuclear fuel needs have been hedged through 2017 Anticipated Nuclear Fuel Cost Hedged

Power’s coal hedging reflects 2015 supply
matched with 2015 sales
$0
$10
$20
$30
$40
$50
0%
20%
40%
60%
80%
100%
2015
2016
2017
Contracted Coal
Station
Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro
Low $40’s
Higher price,
lower BTU,
enviro coal
Hudson
CAPP
Mid $40’s
Coal/Gas
Fuel
Flexibility
Mercer
Metallurgical
CAPP/NAPP
Mid $40’s
More limited
segment of
coal market
Keystone
NAPP
Mid $20’s
Prices
steady
Conemaugh
NAPP
Mid $20’s
Prices
steady
% Hedged
(left scale)
$/MWh
(right scale)

PSEG Power value advantaged
by asset diversity, fuel flexibility and location
Fuel Diversity*
Total MW: 13,146
Energy Produced*
Total GWh: 54,162
Energy Market Served*
Total MW: 13,146
Load Following
Peaking
Base load
Gas
Pumped
Storage
Nuclear
Oil
Coal**
Gas
Pumped
Storage
Nuclear
Oil
Coal**
*2014, EXCLUDES SOLAR AND KALAELOA.
**INCLUDES NEW JERSEY UNITS THAT FUEL SWITCH TO GAS.

Capacity Price per RPM Auction for PSEG Zone
Capacity Price per BGS Tranche
2015-2016
166
$
Three Year Average ($/MW-day)
$173
2016-2017
177
$
Average MW per Tranche (varies by EDC)
111
2017-2018
175
$
Days per Year
365
   Average Capacity Price ($/MW-day)
173
$
   Average Capacity Cost per Tranche
7,007,656
$
MWh per Tranche
Average MW per Tranche (varies by EDC)
111

Hours per Year
8,768

Load Factor (varies by EDC)
~37%
MWh per Tranche, approx.
355,000

Capacity Cost per MWh
20
$
The full requirements BGS rate recognizes the
forward PJM capacity market price

108 PSEG FINANCIAL APPENDIX

Q2 Operating Earnings by Subsidiary
* SEE SLIDE C FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Operating Earnings
Earnings per Share
$ millions (except EPS)
2015
2014
2015
2014
PSE&G
$  167
$  151
$  0.33
$  0.30
PSEG Power
110
87
0.22
0.17
PSEG Enterprise/Other
12
7
0.02
0.02
Operating Earnings*
$  289
$  245
$  0.57
$  0.49
Quarter ended June 30

PSEG EPS Reconciliation –
Q2 2015
versus Q2 2014
* SEE SLIDE C FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Q2 2015
Operating
Earnings*
Q2 2014
Operating
Earnings*
PSEG Power
PSE&G
Enterprise/
Other
Re-Contracting & Lower
Cost to Serve  0.10
Higher Volume
0.02
Capacity  (0.08)
O&M  (0.01)
D&A  (0.01)
Taxes & Other
0.03
Transmission
Net Earnings  0.04
Gas Volume  0.01
Electric Volume
& Demand  0.01
Distribution
O&M  (0.02)
Taxes & Other
(0.01)
$0.49
0.03
0.05
0.00
$0.57
0.00
0.10
0.20
0.30
0.40
0.50
0.60

First Half Operating Earnings by Subsidiary
Operating Earnings
Earnings per Share
$ millions (except EPS)
2015
2014
2015
2014
PSE&G
$  409
$  365
$  0.80
$  0.72
PSEG Power
388
380
0.77
0.75
PSEG Enterprise/Other
21
15
0.04
0.03
Operating Earnings*
$  818
$  760
$  1.61
$  1.50
Six months ended June 30
•SEE SLIDE C FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

$1.61
0.01
0.02
0.08
$1.50
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
PSEG EPS Reconciliation –
First Half 2015
versus First Half 2014
YTD 2015
Operating
Earnings*
YTD 2014
Operating
Earnings*
Re-Contracting
& Lower Cost
to Serve  0.14
Gas Send-Out & Fixed
Cost Recovery  0.04
Higher Volume
0.02
Capacity  (0.18)
O&M  (0.02)
D&A  (0.01)
Taxes & Other
0.03
PSEG Power
Transmission
Net Earnings  0.07
Gas Volume &
Demand  0.02
Electric Volume &
Demand  0.01
Distribution
O&M  (0.01)
Taxes & Other
(0.01)
PSE&G
Enterprise/
Other
PSEG Long
Island
* SEE SLIDE C FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

June 30, 2015
$ Billions
PSEG
PSE&G
Power
Cash and Cash Equivalents
$0.6
$0.2
$0.0
Short Term Debt
$0.0
$0.0
N/A
Long Term Debt
(1)
9.2
6.6
2.5
Common Equity
12.7
7.2
5.7
Total Capitalization
$21.9
$13.8
$8.2
Total Debt / Capitalization
42%
48%
31%
PSE&G Regulated Equity Ratio
(2)
51.7%
Our balance sheet remains strong
(1)INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES SECURITIZATION DEBT OF $134 MILLION AND NON-RECOURSE DEBT OF $16 MILLION.
(2)REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$98 MILLION AND EXCLUDES SHORT-TERM DEBT.

PSEG Sandy-related insurance settlement
proceeds
($ millions, pre-tax)
Pre-2015
2015
Total
PSEG Power
$44
$179
$223**
PSE&G
6
35
41***
PSEG
$50*
$214
~$264
*       PSE&G RECEIVED $6 MILLION OF INSURANCE SETTLEMENT PROCEEDS IN Q4 2012.  POWER RECEIVED $19 MILLION AND  $25 MILLION OF
INSURANCE SETTLEMENT PROCEEDS IN Q4 2012 AND Q2 2013, RESPECTIVELY.
**    POWER SHARE OF PROCEEDS REDUCED O&M; PROPERTY, PLANT AND EQUIPMENT; INCREASED OTHER INCOME.
*** PSE&G SHARE OF PROCEEDS REDUCED O&M; PROPERTY, PLANT AND EQUIPMENT; AND REGULATORY ASSETS.

$0.0
$0.5
$1.0
$1.5
Power Cash
from Ops
~$1.4B
Power Cash
Investment
(1)
~0.7B
Dividend
to Parent
~$0.9B
Power 2014 Cash Flows
Free Cash Flow
~$0.7B
Cash Used
~$0.2B
(2)
In 2014, Power had significant free cash flow
(1) POWER CAPITAL INVESTMENT INCLUDES NUCLEAR FUEL AND EMISSION PURCHASES
(2) POWER INVESTED CASH BALANCE DECREASED FROM ~$0.8B TO ~$0.6B
~$0.7B
Shareholder
dividend
~$0.2B Capital
contribution to
PSE&G

$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
PSE&G
Net Debt
~$0.7B
Parent Capital
Contribution
~$0.2B
PSE&G Cash
from Ops
(1)
~$1.6B
PSE&G Cash
Investment
~$2.2B
In 2014, PSE&G used $1.6B of internally
generated cash flow
and debt to invest over $2B while
maintaining its capital structure
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL
REPAYMENTS OF ~$240 MILLION.
Cash Invested
~$0.3B
PSE&G 2014 Cash Flows

Company	Facility	Expiration Date	Total Facility	Usage	Available Liquidity
				($Millions)	
PSE&G	5-year Credit Facility	Apr-20	$600 (A)	$14	$586
PSEG / Power	5-Year Credit Facility (Power)	Apr-19	$1,600	$198	$1,402
	5-Year Credit Facility (Power)	Apr-20	$1,000 (B)	$0	$1,000
	5-Year Bilateral (Power)	Sep-15	$100	$0	$100
	5-year Credit Facility (PSEG)	Apr-19	$500	$8	$492
	5-year Credit Facility (PSEG)	Apr-20	$500 (C)	$0	$500
		Total	$4,300	$220	$4,080
			PSEG Money Pool ST Investment		$397
			PSE&G ST Investment		$151
			Total Liquidity Available		**$4,628**
			Total Parent / Power Liquidity		**$3,891**

(A) PSE&G facility will be reduced by $29 million in April 2016,and $14 million in March 2018.

(B) Power facility will be reduced by $48 million in April 2016, and $24 million in March 2018.

(C) PSEG facility will be reduced by $23 million in April 2016, and $12 million in March 2018.

PSEG

117 PSEG Liquidity as of June 30, 2015

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment  Balance*
at 6/30/15
($Millions)
Merchant Energy Leases
NRG  REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$355
NRG Energy, Inc./Midwest Gen**
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
218
Regulated Energy Leases
Merrill Creek
Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
150
Grand Gulf
Nuclear station in Mississippi (175 equity MW)
29
Real Estate Leveraged Leases
GM Renaissance Center; Wal-Marts
57
Real Estate Operating Leases
Office
Towers,
Shopping
Centers
-
28
properties
39
Generation Legacy Assets
GWF (in wind down stage), GSOE
2
Other
Land
5
Total Holdings Investments
$855
*
BOOK BALANCE EXCLUDING  DEFERRED TAX ACCOUNTS.
**EME WAS ACQUIRED BY NRG ON APRIL 1 2014.

PSEG 2014 operating earnings up 7%
*
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Operating Earnings
Earnings per Share
$ Millions (except EPS)
2014
2013
2014
2013
PSE&G
$  725
$  612
$  1.43
$  1.21
PSEG Power
642
710
1.27
1.40
PSEG Enterprise/Other
33
(13)
0.06
(0.03)
Operating Earnings*
$  1,400
$  1,309
$  2.76
$  2.58
Twelve Months ended December 31

A
Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2014
2013
2012
2011
2010
2009
Earnings Impact ($ Millions)
Operating Earnings
1,400
$
1,309
$
1,236
$
1,389
$
1,584
$
1,567
$
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
68

40

52

50

46

9

Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power)
66

(74)

(10)

107

(1)

(11)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

36

(173)

-

29

Storm O&M (PSEG Power)
(16)

(32)

(39)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(72)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

34

-

-

Income from Continuing Operations
1,518
$
1,243
$
1,275
$
1,407
$
1,557
$
1,594
$
Discontinued Operations
-

-

-

96

7

(2)

Net Income
1,518
$
1,243
$
1,275
$
1,503
$
1,564
$
1,592
$
Fully Diluted Average Shares Outstanding (in Millions)
508

508

507

507

507

507

Per Share Impact (Diluted)
Operating Earnings
2.76
$
2.58
$
2.44
$
2.74
$
3.12
$
3.09
$
Gain (Loss) on NDT Fund Related Activity (PSEG Power)
0.13

0.08

0.10

0.10

0.09

0.02

Gain (Loss) on MTM
(a)
(PSEG Power)
0.13

(0.14)

(0.02)

0.21

-

(0.02)

Lease Transaction Activity (PSEG Enterprise/Other)
-

-

0.07

(0.34)

-

0.05

Storm O&M (PSEG Power)
(0.03)

(0.07)

(0.08)

-

-

-

Market Transition Charge Refund (PSE&G)
-

-

-

-

(0.14)

-

Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-

-

-

0.06

-

-

Income from Continuing Operations
2.99
$
2.45
$
2.51
$
2.77
$
3.07
$
3.14
$
Discontinued Operations
-

-

-

0.19

0.01

-

Net Income
2.99
$
2.45
$
2.51
$
2.96
$
3.08
$
3.14
$
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.

PSEG Power Adjusted EBITDA Reconcilation

Reconciling Items	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014	Year Ended December 31, 2014
	($ Millions, Unaudited)				
Adjusted EBITDA	$ 301	$ 276	$ 927	$ 927	$ 1,584
Fossil Major Maintenance, pre-tax	(52)	(49)	(101)	(107)	(144)
Depreciation and Amortization, pre-tax [(b)]	(75)	(73)	(152)	(146)	(291)
Interest Expense, pre-tax [(b)]	(32)	(29)	(63)	(60)	(120)
Income Taxes [(b)]	(32)	(38)	(223)	(234)	(387)
Operating Earnings	$ 110	$ 87	$ 388	$ 380	$ 642
Gain (Loss) on NDT Fund Related Activity, pre-tax	3	30	10	49	138
Gain (Loss) on MTM, pre-tax [(a)]	48	(70)	14	(293)	111
Storm O&M, net of insurance recoveries, pre-tax	45	(9)	172	(19)	(27)
Income Taxes related to Operating Earnings reconciling items	(40)	16	(83)	101	(104)
Net Income	$ 166	$ 54	$ 501	$ 218	$ 760

(a) Includes the financial impact from positions with forward delivery months.
(b) Excludes amounts related to Operating Earnings reconciling items.

PSEG

B
Items Excluded from Net Income to Reconcile to Operating
Earnings and Adjusted EBITDA
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AND ADJUSTED EBITDA AS NON-GAAP FINANCIAL
MEASURES AND HOW THEY DIFFER FROM NET INCOME.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

Consolidated Operating Earnings Reconciliation

Reconciling Items, net of tax	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014	Year Ended December 31, 2014	Year Ended December 31, 2013
	($ Millions, Unaudited)					
Operating Earnings	$ 289	$ 245	$ 818	$ 760	$ 1,400	$ 1,309
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity (PSEG Power)	1	14	3	23	68	40
Gain (Loss) on Mark-to-Market (MTM)[(a)] (PSEG Power)	28	(42)	8	(174)	66	(74)
Storm O&M, net of insurance recoveries (PSEG Power)	27	(5)	102	(11)	(16)	(32)
Net Income	$ 345	$ 212	$ 931	$ 598	$ 1,518	$ 1,243
Fully Diluted Average Shares Outstanding (in Millions)	508	508	508	508	508	508
	($ Per Share Impact - Diluted, Unaudited)					
Operating Earnings	$ 0.57	$ 0.49	$ 1.61	$ 1.50	$ 2.76	$ 2.58
Gain (Loss) on NDT Fund Related Activity (PSEG Power)	-	0.02	-	0.04	0.13	0.08
Gain (Loss) on MTM[(a)] (PSEG Power)	0.06	(0.08)	0.02	(0.34)	0.13	(0.14)
Storm O&M, net of insurance recoveries (PSEG Power)	0.05	(0.01)	0.20	(0.02)	(0.03)	(0.07)
Net Income	$ 0.68	$ 0.42	$ 1.83	$ 1.18	$ 2.99	$ 2.45

PSEG

C
Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.